SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: September 29, 2004
                       (Date of earliest event reported)

                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                    11-2208052
--------------------------------------------------------------------------------
(State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                                  Number)


4805 W. Independence Pkwy., Tampa, FL                             33634
---------------------------------------                           -----
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code             (813) 286-8644
                                                               -------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01 Regulation FD Disclosure

     On September 29, 2004, the Registrant issued a press release announcing the Registrant's financial results for the fiscal year ended June 30, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     99 Press release dated September 29, 2004 issued by NetWolves Corporation. ("Registrant").


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWOLVES CORPORATION

                                        /s/ Peter C. Castle
                                        ---------------------------
                                        Peter C. Castle
                                        Vice President - Finance


Dated:  October 1, 2004